SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2003

Arch Wireless, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14248	31-1358569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Park Drive, Suite 250, Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-7600

Item 5 Other Events.

        On June 20, 2003, Arch Wireless, Inc. issued a press release announcing a new trading symbol for its Class A common stock on the OTC Bulletin Board, which press release is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2003	ARCH WIRELESS, INC. By: /s/ Patricia A. Gray —————————————— Name: Patricia A. Gray Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release, dated June 20, 2003, issued by Arch Wireless, Inc.
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*	Filed herewith.